UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

ACURX PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V75644-P30056 ACURX PHARMACEUTICALS, INC. 259 LIBERTY AVENUE STATEN ISLAND, NY 10305 ACURX PHARMACEUTICALS, INC. 2025 Annual Meeting Vote by July 16, 2025 11:59 PM ET You invested in ACURX PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 17, 2025. Vote Virtually at the Meeting* July 17, 2025 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ACXP2025 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 3, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V75645-P30056 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Mr. Thomas Harrison For 1b. Mr. Carl V. Sailer For 2. Proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025. For 3. Proposal to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1:10 and not more than 1:30, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors. For 4. Proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying Series F Warrants and warrants issued to H.C. Wainwright & Co. LLC, pursuant to that certain Securities Purchase Agreement, dated March 6, 2025, and the investors named therein, and that certain Engagement Letter, dated as of October 9, 2024, by and between the Company and H.C. Wainwright & Co. LLC, respectively, in an amount equal to 20% or more of our common stock outstanding before the issuance of such warrants. For 5. Proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock to Lincoln Park Capital Fund, LLC, pursuant to that certain Purchase Agreement, dated May 8, 2025, by and between the Company and Lincoln Park Capital Fund, LLC, in an amount equal to 20% or more of our common stock outstanding before the execution of such Purchase Agreement. For 6. Proposal to approve an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares of common stock available for sale from 177,448 to 2,677,488. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.